UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

BearingPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive

McLean, VA 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Certain information regarding the Company and its business was disclosed by the Company today. These disclosures are attached as exhibits to this Current Report on Form 8-K and are being furnished to comply with Regulation FD. The information disclosed in this Current Report on Form 8-K is not considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Disclosure entitled “Risk Factors.”
99.2	Disclosure entitled “Recent Developments.”
99.3	Disclosure entitled “Use of Proceeds.”
99.4	Disclosure entitled “Capitalization.”
99.5	Disclosure entitled “Ratio of Earnings to Fixed Charges.”
99.6	Disclosure entitled “Description of 2004 Credit Facility.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004	BearingPoint, Inc.

	By:	/s/ David W. Black
David W. Black Executive Vice President, General Counsel and Secretary